UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2009

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2009, Generex Biotechnology Corporation (the “Company”) and certain investors entered into a securities purchase agreement, pursuant to which the Company sold an aggregate of 15,151,517 shares of its common stock to such investors. The purchase price per share of common stock is $0.33.  The net proceeds to the Company from the registered direct public offering, after deducting placement agent fees and its estimated offering expenses, are expected to be approximately $4,800,000. The transaction closed on May 15, 2009.

The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on May 15, 2009, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-139637), as amended, which became effective on February 23, 2007. A copy of the opinion of Eckert Seamans Cherin & Mellott, LLC relating to the legality of the issuance and sale of the shares of common stock in the offering is attached as Exhibit 5.1 hereto.

On May 5, 2009, the Company entered into a placement agency agreement with Rodman & Renshaw, LLC (“Rodman & Renshaw”), pursuant to which Rodman & Renshaw agreed to act as the Company’s exclusive placement agent in respect of the forgoing transaction.  The Company will pay Rodman & Renshaw a cash fee of $100,000 (2.0% of the gross proceeds from the sale of the securities) and reimburse Rodman & Renshaw for legal fees and expenses incurred by it in the aggregate amount of $25,000.

The foregoing summaries of the terms of the placement agency agreement and the securities purchase agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 1.1 and 1.2, respectively, and are incorporated herein by reference. A copy of the press release announcing the registered direct public offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
1.1	Placement Agency Agreement, dated May 5, 2009, by and between Generex Biotechnology Corporation and Rodman & Renshaw.

1.2	Form of Securities Purchase Agreement, date May 15, 2009, entered into between Generex Biotechnology Corporation and each investor in the offering.

5.1	Opinion of Eckert Seamans Cherin & Mellott, LLC.

23.1	Consent of Eckert Seamans Cherin & Mellott, LLC (included in Exhibit 5.1).

99.1	Press Release, dated May 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: May 15, 2009	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Placement Agency Agreement, dated May 5, 2009, by and between Generex Biotechnology Corporation and Rodman & Renshaw.

1.2	Form of Securities Purchase Agreement, date May 15, 2009, entered into between Generex Biotechnology Corporation and each investor in the offering.

5.1	Opinion of Eckert Seamans Cherin & Mellott, LLC.

23.1	Consent of Eckert Seamans Cherin & Mellott, LLC (included in Exhibit 5.1).

99.1	Press Release, dated May 15, 2009.